UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                 March 10, 2004


                            COMVERSE TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


             NEW YORK                     0-15502                 13-3238402
(State or other jurisdiction of         (Commission           (I.R.S. Employer
 incorporation or organization)         File Number)         Identification No.)



170 CROSSWAYS PARK DRIVE, WOODBURY, NEW YORK                         11797
  (Address of principal executive offices)                         (Zip Code)


                                 (516) 677-7200
              (Registrant's telephone number, including area code)


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ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

     Exhibit No.        Description
     -----------        -----------

     99.1               Press Release of Comverse Technology, Inc., dated
                        March 10, 2004.



ITEM 12.   RESULTS OF OPERATIONS AND FINANCIAL CONDITION

           On March 10, 2004, Comverse Technology, Inc. issued a press release announcing its financial results for the fourth quarter of fiscal year 2003 and for the year ended January 31, 2004. A copy of the press release is attached hereto as Exhibit 99.1 to this report.

           The information in this Current Report on Form 8-K is furnished pursuant to Item 12 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by a specific reference in such filing.

                                    SIGNATURE

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       COMVERSE TECHNOLOGY, INC.

Dated: March 10, 2004                  /s/ David Kreinberg
                                       --------------------------------------
                                       Name: David Kreinberg
                                       Title: Executive Vice President
                                              and Chief Financial Officer

                                  EXHIBIT INDEX


Exhibit No.                                   Description
-----------                                   -----------

  99.1                Press Release, dated March 10, 2004 issued by Comverse
                      Technology, Inc.